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                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                OCTOBER 30, 2003


                               MRO SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)




        MASSACHUSETTS                 0-23852                  04-2448516
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)


                       100 CROSBY DRIVE, BEDFORD, MA 01730
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (781) 280-2000

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Announcement of Results of Operations for Fourth Quarter
--------------------------------------------------------

On October 30, 2003, the Company announced its results of operations for the quarter and year ended September 30, 2003.

A copy of the Company's press release dated October 30, 2003 is attached as
Exhibit 99 hereto.

In its press release, the Company announced its net income and earnings per share (EPS) on a GAAP and on a pro forma basis. As presented by the Company, pro forma net loss and EPS for the fourth quarter of fiscal year 2002 is adjusted to exclude the amortization of acquired technology, goodwill and other intangibles and their related tax effects. Pro forma net income and EPS for the corresponding period of fiscal 2003 is adjusted to exclude the amortization of acquired technology and other intangibles and their related tax effects. As a result of the Company's implementation of Statement of Financial Accounting Standards No. 142 as of October 1, 2002, the Company no longer amortizes goodwill. Management believes that such pro forma net income and EPS information is useful to investors, first because it is important for investors to receive information in a form that is consistent with the Company's past practice, and second because the Company's amortization of intangibles expense is substantially fixed, and is relatively large in comparison with the absolute value of the Company's operating income. The Company believes that by focusing on the impact of expenses that are to a greater extent subject to control by the Company's management during the period reported, pro forma net income and EPS provide investors with a more direct perspective on the performance of the Company and its management.

The foregoing information is furnished under Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 7. EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION OF EXHIBIT
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  99        Press Release issued by MRO Software, Inc. on October 30, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2003                 MRO SOFTWARE, INC.

                                       /s/ Craig Newfield
                                       ------------------------------------
                                       By:   Craig Newfield
                                       Title:   V.P., General Counsel & Clerk
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                                  EXHIBIT INDEX
                                  -------------
EXHIBIT
NUMBER     DESCRIPTION OF EXHIBIT
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  99       Press Release issued by MRO Software, Inc. on October 30, 2003































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